                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                          ___________________________
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event             May 10, 2001
reported)                                    -----------------------------------

                       Harborside Healthcare Corporation
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


        Delaware                         01-14358                        04-3307188
-------------------------------------------------------------------------------------------------
  (State or other jurisdiction of    (Commission file           (IRS employer identification no.)
  of incorporation)                  number)

  One Beacon Street, Boston, Massachusetts                                  02108
-------------------------------------------------------------------------------------------------
  (Address of principal executive offices)                                 (Zip code)


Registrant's telephone number, including area                             (617) 646-5400
code                                                                  ---------------------------

                                      Not applicable
-------------------------------------------------------------------------------------------------
                (Former name or former address, if changed since last report)

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Item 5.  Other Events.

  On May 10, 2001, Harborside Healthcare Corporation, a Delaware corporation

("Harborside"), completed its exchange offer for all of its outstanding 11% Senior Subordinated Discount Notes due 2008 (the "Old Notes") and 13-1/2% Exchangeable Preferred Stock (the "Old Preferred Stock"). A copy of Harborside's press release with respect to the exchange offer is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.

  In conjunction with the exchange offer, Harborside solicited consents from the holders of the Old Notes and the Old Preferred Stock to effect certain amendments to the indenture under which the Old Notes were issued (the "Existing Indenture") and to the certificate of designation relating to the Old Preferred Stock (the "Existing Certificate of Designation"), upon the terms and subject to the conditions set forth in Harborside's Offering Memorandum and Consent Solicitation Statement dated April 6, 2001 (the "Offer to Exchange"). The consent solicitation expired on May 9, 2001 concurrently with the expiration of the exchange offer.

  The amendments eliminated and modified certain restrictive covenants and other provisions contained in the Existing Indenture and the Existing Certificate of Designation so that any Old Notes or Old Preferred Stock not tendered and exchanged in the exchange offer would not restrict Harborside's future financial and operating flexibility and substantially eliminated the preferences of the Old Preferred Stock, including the reduction of the liquidation preference from $1,000 to $0.01 per share and the elimination of the right of holders to be paid future dividends on shares of Old Preferred Stock.

  Harborside received consents with respect to Old Notes from the holders of $170,000,000 in aggregate principal amount at maturity of the Old Notes, representing 100% of the total principal amount at maturity outstanding, and consents with respect to Old Preferred Stock from the holders of 57,570 shares of the Old Preferred Stock, representing 99.96% of the total amount outstanding.

  A copy of the Offer to Exchange is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


         (c)  Exhibits

              99.1  Press Release issued on May 10, 2001
              99.2 Offering Memorandum and Consent Solicitation Statement dated April 6, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2001

                              HARBORSIDE HEALTHCARE CORPORATION



                              By:    /s/ William H. Stephan
                                     ----------------------
                              Name:  William H. Stephan
                              Title: Senior Vice President
                                     Chief Financial Officer

                                       3